Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:         Bombardier Capital Mortgage Securitization Corporation:
            BCMSC Trust 1998-C

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 1998-C and deliver to you herewith the following documents:

            One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
/s/ Robert Gillespie
Robert Gillespie
Bombardier Capital Mortgage Securitization Corporation:


                          SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) July 31, 2002


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                         (Depositor)
                    (Exact name of registrant as specified in its charter)


                                       on behalf of


                               BCMSC Trust Series 1998-C

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                                 Page 1 of 9
                      Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates Certificates) of the BCMSC Trust Series 1998-C on July 15, 2002 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

      99.1. Distribution Date Statement relating to interest and prinicipal distributions made on July 15, 2002 on the Series 1998-C Certificates


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                             BY: /s/ Robert Gillespie
                                 Robert Gillespie
                                 Title: President

Date: July 31, 2002

I.     ORIGINAL DEAL PARAMETERS

       (A)Initial Pool Principal Balance                                                            $ 189,552,960.29
       (B)Initial Certificates Principal Balance                                                    $ 184,814,000.00
          (i)   Initial Class A-1   Certificate Principal Balance       $ 143,112,000.00
                                    Certificate Amount Percentage                                          75.50%
                                    Certificate Pass-through Rate                                           6.85%
          (ii)  Initial Class A-2   Certificate Principal Balance                   $ -
                                    Certificate Amount Percentage                                           0.00%
                                    Certificate Pass-through Rate                                           0.00%
          (iii) Initial Class A-3   Certificate Principal Balance                   $ -
                                    Certificate Amount Percentage                                           0.00%
                                    Certificate Pass-through Rate                                           0.00%
          (iv)  Initial Class A-4   Certificate Principal Balance                   $ -
                                    Certificate Amount Percentage                                           0.00%
                                    Certificate Pass-through Rate                                           0.00%
          (v)   Initial Class M-1   Certificate Principal Balance       $ 14,690,000.00
                                    Certificate Amount Percentage                                           7.75%
                                    Certificate Pass-through Rate                                           7.51%
          (vi)  Initial Class M-2   Certificate Principal Balance       $ 10,426,000.00
                                    Certificate Amount Percentage                                           5.50%
                                    Certificate Pass-through Rate                                           7.90%
          (vii) Initial Class B-1   Certificate Principal Balance        $ 8,056,000.00
                                    Certificate Amount Percentage                                           4.25%
                                    Certificate Pass-through Rate                                           8.50%
          (viii)Initial Class B-2   Certificate Principal Balance        $ 8,530,000.00
                                    Certificate Amount Percentage                                           4.50%
                                    Certificate Pass-through Rate                                           8.50%

       (C)Initial Weighted Average Coupon (WAC)                                                             9.91%
       (D)Initial Weighted Average Original Maturity (WAOM)                                                323.00 months
       (E)Initial Weighted Average Remaining Maturity (WAM)                                                321.00 months
       (F)Initial Number of Receivables                                                                     5,167
       (G)Servicing Fee Rate                                                                                1.00%
       (H)Credit Enhancement
          (i)   Reserve Fund Initial Deposit Percentage                                                     0.00%
          (ii)  Reserve Fund Target %                                                                       0.00%
          (iii) Target Overcollateralization Percentage Prior to Crossover Date                             4.75%
          (iv)  Target Overcollateralization Percentage After Crossover Date                                4.75%
          (v)   Target Overcollateralization Floor                                                          1.25%
          (vi)  Target Credit Enhancement % Prior to Crossover Date                                         4.75%
          (vii) Target Credit Enhancement % After Crossover Date                                            8.31%
          (viii)Target Credit Enhancement Floor                                                             1.75%
          (ix)  Target Credit Enhancement Amount                                                    $ 9,003,765.61
       (I)Crossover Date Tests
                Earliest Crossover Date                                                                  Dec-2003
                Percent of Initial Suboridnation Percentage                                               175.00%
       (J)Class B-2 Floor Percentage (of Initial Pool Balance)                                              0.75%

II.    CURRENT PORTFOLIO INFORMATION

       (A)Beginning Pool Schedule Balance                                                           $ 127,586,014.73
       (B)Beginning Pool Factor                                                                        67.308901%
       (C)Ending Pool Schedule Balance                                                              $ 124,895,247.72
       (D)Ending Pool Factor                                                                           65.889368%
       (E)Ending Total Certificate Balance (after Current Distributions)                            $ 124,895,247.72
       (F)Current Overcollateralization Amount (after Current Distributions)                                  $ -
       (G)Weighted Average Coupon (WAC)                                                                     9.77%
       (H)Weighted Average Remaining Maturity (WAM)                                                        283.40 months
       (I)Ending Number of Receivables                                                                      3,509


III.   COLLECTION CALCULATIONS

       (A)Interest

          (i)   Scheduled Interest Collections durring Current Period                                  848,224.25
          (ii)  Paid Ahead Interest Collections applied to Current Period                               36,515.18
          (iii) Net Servicer Advance                                                                  (201,416.30)
          (iv)  Liquidation Proceeds Attributable to Interest                                           93,449.16
          (v)   Repuchased Loan Proceeds Attributable to Interest (Breaches of Rep or Warranty)                 -
          (vi)  Repuchased Loan Proceeds Attributable to Interest (Delinquent Loans)                         0.00
          (vii) Recoveries on Previously Liquidated Contracts                                           18,404.52
                                                                                                    --------------
          (viii)Total Interest Amount Available for Distribution                                       795,176.81

       (B)Principal

          (i)   Scheduled Principal Collections                                                        119,539.02
          (ii)  Full and Partial Principal Prepayments                                                  98,611.81
          (iii) Paid Ahead Principal Collections Applied to Current Period                               4,913.65
          (iv)  Net Servicer Advance                                                                   (17,857.13)
          (v)   Liquidation Proceeds Attributable to Principal                                         483,025.06
          (vi)  Repurchase Proceeds Attributable to Principal  (Breaches of Rep or Warranty)                 0.00
          (vii) Repurchase Proceeds Attributable to Principal  (Delinquent Loans)                            0.00
          (viii)Other Principal Amounts                                                                      0.00
                                                                                                    --------------
          (ix)  Total Principal Amount Available for Distribution                                      688,232.41


IV.    DISTRIBUTION CALCULATIONS

       (A)      Total Interest Available for Distribution                                              795,176.81
       (B)      Total Principal Available for Distribution                                             688,232.41
       (C)      Reserve Fund Draw Amount Required                                                            0.00
       (D)      Draw on Letter of Credit for Interest Distribution                                      79,456.37
                Less:
                Monthly Servicing Fee                                                                  106,321.68
                Reimbursement to Servicer for Liquidation Expense                                        4,161.58
                Late Payment Fees, Extension Fees and Other Permitted Fees                                   0.00
                Other Permitted Withdrawals from Certificate Account                                         0.00
                                                                                                    --------------
                Available Distribution Amount                                                        1,452,382.33

                Interest Accrual Period                                                                        30 days

                Total Interest Amount Due                                                              768,311.50
                Total Interest Distribution Amount                                                     768,311.50

                Amount Available for Principal Distribution Amount                                     684,070.83
                Principal Distribution Calculation:
                Total Principal Amount Available for Distribution                                      688,232.41
                Principal Loss on Liquidated Assets                                                  2,002,534.60
                                                                                                    --------------
                  Principal Distribution Due                                                         2,690,767.01
                Principal Distribution Shortfall Carryover Amount (Current Period)                           0.00
                Accelerated Principal Distribution Amount for Current Period                                 0.00
                                                                                                    --------------
                Total Principal Amount to be Distributed                                             2,690,767.01

                Draw on Letter of Credit for Principal Distribution                                  2,006,696.18
                Excess Interest                                                                              0.00
                Reserve Account Deposit                                                                      0.00
                Reserve Account Release                                                                      0.00
                Class X Distribution Amount                                                                  0.00
                Class R Distribution Amount                                                                  0.00


V.     SERVICER ADVANCE

       (A)Interest
          (i)        Beginning Advance                                                               5,968,755.05
          (ii)       Monthly Servicer Advance (Reimbursement)                                         (201,416.30)
                                                                                                    --------------
          (iii)      Ending Advance Balance                                                          5,767,338.75

       (B)Principal
          (i)        Beginning Advance                                                                 699,903.38
          (ii)       Monthly Servicer Advance (Reimbursement)                                          (17,857.13)
                                                                                                    --------------
          (iii)      Ending Advance Balance                                                            682,046.25

       (C)Total Servicer Advance
          (i)        Beginning Advance                                                               6,668,658.43
          (ii)       Monthly Servicer Advance (Reimbursement)                                         (219,273.43)
                                                                                                    --------------
          (iii)      Ending Advance Balance                                                          6,449,385.00

VI.    CREDIT ENHANCEMENT

       (A)Overcollateralization

          (I)   Target Overcollaterallization Amount                                                 9,003,765.61
          (ii)  Beginning Balance                                                                            0.00
          (iii) Write Down for Certificate Distributions                                                     0.00
          (iv)  Overcollaterallization Addition Amount                                                       0.00
          (v)   Overcollaterallization Reduction Amount                                                      0.00
          (vi)  Ending Balance                                                                               0.00

       (B)Reserve Fund (if applicable)

          (i)   Required Reserve Fund Balance                                                                0.00
          (ii)  Beginning Reserve Fund Balance                                                               0.00
          (iii) Draws for Certificate Distributions                                                          0.00
          (iv)  Excess Interest Deposited                                                                    0.00
          (v)   Reserve Fund Release                                                                         0.00
          (vi)  Ending Reserve Fund Balance                                                                  0.00

       (C)Letter of Credit (if applicable)
          (i)   Beginning LC Balance                                                                21,280,644.01
          (ii)  Draw on LC for Interest Distribution                                                    79,456.37
          (iii) Draw on LC for Principal Distribution                                                2,006,696.18
                Ending Balance                                                                      19,194,491.46


VII.   CERTIFICATE DISTRIBUTIONS

       (A)Senior Certificates - Interest

          (i)   Class A-1
                                    Pass-Through Rate                                                       6.85%
                                    Beginning Carryover Interest                                              $ -
                                    Current Interest Accrual                                         $ 490,254.58
                                    Current Carryover Interest Accrual                                        $ -
                                    Interest Paid                                                    $ 490,254.58
                                    Ending Carryover Balance                                                  $ -
                                    Interest Paid Per $1000                                                $ 3.43

          (ii)  Class A-2
                                    Pass-Through Rate                                                       0.00%
                                    Beginning Carryover Interest                                              $ -
                                    Current Interest Accrual                                                  $ -
                                    Current Carryover Interest Accrual                                        $ -
                                    Interest Paid                                                             $ -
                                    Ending Carryover Balance                                                  $ -
                                    Interest Paid Per $1000                                                   $ -

          (iii) Class A-3
                                    Pass-Through Rate                                                       0.00%
                                    Beginning Carryover Interest                                              $ -
                                    Current Interest Accrual                                                  $ -
                                    Current Carryover Interest Accrual                                        $ -
                                    Interest Paid                                                             $ -
                                    Ending Carryover Balance                                                  $ -
                                    Interest Paid Per $1000                                                   $ -

          (iv)  Class A-4
                                    Pass-Through Rate                                                       0.00%
                                    Beginning Carryover Interest                                              $ -
                                    Current Interest Accrual                                                  $ -
                                    Current Carryover Interest Accrual                                        $ -
                                    Interest Paid                                                             $ -
                                    Ending Carryover Balance                                                  $ -
                                    Interest Paid Per $1000                                                   $ -

       (B)Subordinate Certificates - Interest

          (i)   Class M1
                                    Pass-Through Rate                                                       7.51%
                                    Beginning Carryover Interest                                              $ -
                                    Current Interest Accrual                                          $ 91,934.92
                                    Current Carryover Interest Accrual                                        $ -
                                    Interest Paid                                                     $ 91,934.92
                                    Ending Carryover Balance                                                  $ -
                                    Beginning Carryover Writedown Interest                                    $ -
                                    Current Writedown Interest                                                $ -
                                    Current Carryover Writedown Interest Accrual                              $ -
                                    Writedown interest Paid                                                   $ -
                                    Ending Carryover Writedown Interest                                       $ -
                                    Interest Paid Per $1000                                                $ 6.26

          (ii)  Class M2
                                    Pass-Through Rate                                                       7.90%
                                    Beginning Carryover Interest                                              $ -
                                    Current Interest Accrual                                          $ 68,637.83
                                    Current Carryover Interest Accrual                                        $ -
                                    Interest Paid                                                     $ 68,637.83
                                    Ending Carryover Balance                                                  $ -
                                    Beginning Carryover Writedown Interest                                    $ -
                                    Current Writedown Interest                                                $ -
                                    Current Carryover Writedown Interest Accrual                              $ -
                                    Writedown interest Paid                                                   $ -
                                    Ending Carryover Writedown Interest                                       $ -
                                    Interest Paid Per $1000                                                $ 6.58

          (iii) Class B1
                                    Pass-Through Rate                                                       8.50%
                                    Beginning Carryover Interest                                              $ -
                                    Current Interest Accrual                                          $ 57,063.33
                                    Current Carryover Interest Accrual                                        $ -
                                    Interest Paid                                                     $ 57,063.33
                                    Ending Carryover Balance                                                  $ -
                                    Beginning Carryover Writedown Interest                                    $ -
                                    Current Writedown Interest                                                $ -
                                    Current Carryover Writedown Interest Accrual                              $ -
                                    Writedown interest Paid                                                   $ -
                                    Ending Carryover Writedown Interest                                       $ -
                                    Interest Paid Per $1000                                                $ 7.08



          (iv)  Class B2
                                    Pass-Through Rate                                                       8.50%
                                    Beginning Carryover Interest                                              $ -
                                    Current Interest Accrual                                          $ 60,420.83
                                    Current Carryover Interest Accrual                                        $ -
                                    Interest Paid                                                     $ 60,420.83
                                    Ending Carryover Balance                                                  $ -
                                    Beginning Carryover Writedown Interest                                    $ -
                                    Current Writedown Interest                                                $ -
                                    Current Carryover Writedown Interest Accrual                              $ -
                                    Writedown interest Paid                                                   $ -
                                    Ending Carryover Writedown Interest                                       $ -
                                    Interest Paid Per $1000                                                $ 7.08

       (C)Senior Certificates - Principal

          (i)   Class A-1
                                    Initial Certificate Balance                                     143,112,000.00
                                    Initial Certificate Percentage                                         75.50%
                                    Beginning Certificate Balance                                   85,884,014.73
                                    Current Principal Due                                            2,690,767.01
                                    Current Principal Paid                                           2,690,767.01
                                    Principal Shortfall Carryover For Current Period                         0.00
                                    Accelerated Principal Distribution                                       0.00
                                    Ending Certificate Balance                                      83,193,247.72
                                    Ending Pool Factor                                                     66.61%
                                    Principal Paid per $1000                                                31.33
                                    Total Class Distribution                                         2,690,767.01

          (ii)  Class A-2
                                    Initial Certificate Balance                                              0.00
                                    Initial Certificate Percentage                                          0.00%
                                    Beginning Certificate Balance                                            0.00
                                    Current Principal Due                                                    0.00
                                    Current Principal Paid                                                   0.00
                                    Principal Shortfall Carryover For Current Period                         0.00
                                    Accelerated Principal Distribution                                       0.00
                                    Ending Certificate Balance                                               0.00
                                    Ending Pool Factor                                                      0.00%
                                    Principal Paid per $1000                                                 0.00
                                    Total Class Distribution                                                 0.00
          (iii) Class A-3

                                    Initial Certificate Balance                                              0.00
                                    Initial Certificate Percentage                                          0.00%
                                    Beginning Certificate Balance                                            0.00
                                    Current Principal Due                                                    0.00
                                    Current Principal Paid                                                   0.00
                                    Principal Shortfall Carryover For Current Period                         0.00
                                    Accelerated Principal Distribution                                       0.00
                                    Ending Certificate Balance                                               0.00
                                    Ending Pool Factor                                                      0.00%
                                    Principal Paid per $1000                                                 0.00
                                    Total Class Distribution                                                 0.00
          (iv)  Class A-4

                                    Initial Certificate Balance                                              0.00
                                    Initial Certificate Percentage                                          0.00%
                                    Beginning Certificate Balance                                            0.00
                                    Current Principal Due                                                    0.00
                                    Current Principal Paid                                                   0.00
                                    Principal Shortfall Carryover For Current Period                         0.00
                                    Accelerated Principal Distribution                                       0.00
                                    Ending Certificate Balance                                               0.00
                                    Ending Pool Factor                                                      0.00%
                                    Principal Paid per $1000                                                 0.00
                                    Total Class Distribution                                                 0.00

       (D)Subordinate Certificates - Principal


          (i)   Class M1

                                    Initial Certificate Balance                                     14,690,000.00
                                    Initial Certificate Percentage                                          7.75%
                                    Beginning Certificate Balance                                   14,690,000.00
                                    Current Principal Due                                                    0.00
                                    Current Principal Paid                                                   0.00
                                    Principal Shortfall Carryover For Current Period                         0.00
                                    Ending Certificate Balance- Excluding Writedowns                14,690,000.00
                                    Ending Pool Factor                                                      6.45%
                                    Principal Paid per $1000                                                 0.00
                                    Beginning Outstanding Writedown                                          0.00
                                    Current Writedown/Writeup                                                0.00
                                    Ending Certificate Balance- Including Writedowns                14,690,000.00
                                    Total Class Distribution                                                 0.00


          (ii)  Class M2
                                    Initial Certificate Balance                                     10,426,000.00
                                    Initial Certificate Percentage                                          5.50%
                                    Beginning Certificate Balance                                   10,426,000.00
                                    Current Principal Due                                           10,426,000.00
                                    Current Principal Paid                                                   0.00
                                    Principal Shortfall Carryover For Current Period                         0.00
                                    Ending Certificate Balance- Excluding Writedowns                10,426,000.00
                                    Ending Pool Factor                                                      6.83%
                                    Principal Paid per $1000                                                 0.00
                                    Beginning Outstanding Writedown                                          0.00
                                    Current Writedown/Writeup                                                0.00
                                    Ending Certificate Balance- Including Writedowns                10,426,000.00
                                    Total Class Distribution                                                 0.00


          (iii) Class B1
                                    Initial Certificate Balance                                      8,056,000.00
                                    Initial Certificate Percentage                                          4.25%
                                    Beginning Certificate Balance                                    8,056,000.00
                                    Current Principal Due                                            8,056,000.00
                                    Current Principal Paid                                                   0.00
                                    Principal Shortfall Carryover For Current Period                         0.00
                                    Ending Certificate Balance- Excluding Writedowns                 8,056,000.00
                                    Ending Pool Factor                                                      6.45%
                                    Principal Paid per $1000                                                 0.00
                                    Beginning Outstanding Writedown                                          0.00
                                    Current Writedown/Writeup                                                0.00
                                    Ending Certificate Balance- Including Writedowns                 8,056,000.00
                                    Total Class Distribution                                                 0.00

          (iv)  Class B2
                                    Initial Certificate Balance                                      8,530,000.00
                                    Initial Certificate Percentage                                          4.50%
                                    Beginning Certificate Balance                                    8,530,000.00
                                    Current Principal Due                                            8,530,000.00
                                    Current Principal Paid                                                   0.00
                                    Principal Shortfall Carryover For Current Period                         0.00
                                    Ending Certificate Balance- Excluding Writedowns                 8,530,000.00
                                    Ending Pool Factor                                                      6.83%
                                    Principal Paid per $1000                                                 0.00
                                    Beginning Outstanding Writedown                                          0.00
                                    Current Writedown/Writeup                                                0.00
                                    Ending Certificate Balance- Including Writedowns                 8,530,000.00
                                    Total Class Distribution                                                 0.00

       (E)Total Certificate Balances
                                                                          Beg of Period             End of Period
          (i)   Aggregate Balance of Certificates                       $ 127,586,014.73         $ 124,895,247.72
          (ii)  Total Certificate Pool Factor                               69.0348214%               67.5788889%



VIII.  DELINQUENCY INFORMATION
                                                                             Percent of                Percent of
       Delinquent Receivables at End of Due Period :   Scheduled Balance   Pool Balance    Units      Total Units
          30-59 Days Delinquent                         $ 10,947,705.39           8.77%     303             8.63%
          60-89 Days Delinquent                          $ 4,513,160.82           3.61%     132             3.76%
          90 Days or More Delinquent                    $ 14,340,794.47          11.48%     399            11.37%
          Homes Repossessed or Foreclosed Upon           $ 4,580,430.91           3.67%     113             3.22%


IX.    REPURCHASED CONTRACTS

       (A)Repurchased Contracts -  Breach of Rep or Warranty
          (i)   Beginning Cumulative Repurchased Contracts since cutoff                                       $ -
          (ii)  Number of Contracts repurchased this period                                                     -
          (iii) Repurchase Price of Contracts this period                                                     $ -
          (iv)  Ending Cumulative Repurchased Contracts since cutoff                                          $ -

       (B)Repurchased Contracts -  Delinquent Loans
          (i)   Beginning Cumulative Repurchased Contracts since cutoff                             $ 4,820,807.71
          (ii)  Number of Contracts repurchased this period                                                     -
          (iii) Repurchase Price of Contracts this period                                                     $ -
          (iv)  Ending Cumulative Repurchased Contracts since cutoff                                $ 4,820,807.71

X.     REPOSSESSION / LOSS INFORMATION
                                                                                           Units     Scheduled Balance
                Beginning Repossession Inventory                                            146     $ 5,778,872.25
                Repossessions Incurred                                                      34      $ 1,247,384.58
                Less Repurchase of Delinquent Loans                                          0                $ -
                Less Repossessions Sold                                                     67      $ 2,445,825.92
                                                                                        --------------------------
                Ending Repossession Inventory                                               113     $ 4,580,430.91

                Principal Balance of Repossessions Liquidated                                       $ 2,445,825.92
                Reimbursement of Servicer Advances on Liquidated Contracts                             $ 39,733.74
                     Liquidation Proceeds Attributable to Principal                                   $ 483,025.06
                          Principal Loss on Liquidation of Repo                                     $ 2,002,534.60
                Reimbursement to Servicer for Liquidation Expense                                       $ 4,161.58
                Recoveries for Previously Liquidated Contracts                                         $ 18,404.52
                Net Liquidation Loss (Realized Loss)                                                $ 1,988,291.66

          Recoveries
                Liquidation Proceeds Attributable to Interest                                         $ 93,449.16
                Liquidation Proceeds Attributable to Principal                                       $ 483,025.06
                Recoveries for Previously Liquidated Contracts                                        $ 18,404.52
                Total Recoveries                                                                     $ 594,878.74
                Recovery Percentage of Principal Balance of Repossessions Liquidated                          24%






XI.    TRIGGERS

          Has the Crossover Date Occurred?                                                  NO

                Where the Current Distribution Date of                                   07/15/02
                is greater than the Earliest Crossover Date of                          February 29, 2004
                                    And
                Subordinated Certificates Beginning Principal Balance of                8,530,000.00
                plus the Current Overcollateralization Amount of                                0.00
                divided by the Current Beginning Pool Principal Balance of            127,586,014.73
                                                                                        ------------
                Equals                                                                     6.69%
                                                                                        ------------
                                    And is greater than the:
                Subordinated Initital Certificates Percentage of                          14.25%
                multiplied by the
                Percentage (as Percent of Initial Class Subordination Percentage)           175%
                                                                                        ------------
                Equals                                                                    24.94%
                                                                                        ------------



          Principal Distribution Tests:                                    Actual Ratio  Test Ratio        Result

                                                                            Over 60 Days Delinquent
                                                                        ----------------------------
                Current Mo                                                       18.76%
                1st Preceding Mo                                                 20.26%
                2nd Preceding Mo                                                 21.57%
                Average 60 Day Delinquency Ratio:                                20.20%    5.00%             FAIL

                                                                            Over 30 Days Delinquent
                                                                        ----------------------------
                Current Mo                                                       27.53%
                1st Preceding Mo                                                 28.15%
                2nd Preceding Mo                                                 29.44%
                Average 30 Day Delinquency Ratio:                                28.37%    7.00%             FAIL




                                                                                         Net Liquidation Losses
                                                       Ending Pool Bal                      (Realized Losses)
                                                       -----------------------------------------------------------
                Current Mo                               124,895,247.72                            1,988,291.66
                1st Preceding Mo                         127,586,014.73                            2,170,547.33
                2nd Preceding Mo                         130,495,597.45                            1,981,233.86
                                    ------------------------------------------------------------------------------
                                    Total                382,976,859.90                            6,140,072.85
                                    ------------------------------------------------------------------------------
                                    Divided by                        3
                                    ------------------------------------
                                    Average              127,658,953.30


                Sum of last 3 months of Losses                                    6,140,072.85
                Divided by 3 month average of Pool Balance                      127,658,953.30
                Annualized  (multiply by 4)                                                  4
                Current Realized Loss Ratio:                                            19.24%         2.75%          FAIL



                Beginning Cumulative Realized Losses                             26,680,280.94
                Net Liquidation Losses (Realized Losses)                          1,988,291.66
                                                                              ----------------
                Ending Cumulative Realized Losses                                28,668,572.60

                Divided by Initial Pool Principal Balance                       189,552,960.29
                Cumulative Realized Loss Ratio:                                         15.12%       7.00%          FAIL


          Should Principal Be Distributed to the Subordinated Certificates?                                    NO





The undersigned, duly authorized representatives of Bombardier Capital Inc., do hereby certify that this Remittance Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.



BY:        _____________________  DATE:_________________________
NAME:    Ana Dropps
TITLE:   Controller - Mortgage Finance Division


BY:        _____________________  DATE:_________________________
NAME:    Brian Peters
TITLE:   Vice President - Finance